Lease liabilities	12 Months Ended
Dec. 31, 2023
Lease liabilities.
Lease liabilities

16.Lease liability

The lease liabilities are primarily related to land leases of surface properties owned by Miazga Participações S.A., (”Miazga”), a related party and Arqueana, a related party (note 13) being the remaining lease contracts for land, apartments and houses, commercial rooms and vehicle leases with third parties.

The lease agreements have terms between 1 year to 12 years and the liability was measured at the present value of the lease payments discounted using interest rates with a weighted average rate of 8.37% (December 2022: 8.37%) which was determined to be the Company’s incremental borrowing rate.

The changes in lease liabilities are shown in the following table:

Description	12/31/2023	12/31/2022
Opening balances	3,669	2,321

Additions	4,823	1,415
Interest expense	456	329
Disposal	(1,738)	—
Payments	(1,423)	(688)
Others	(356)	—
Foreign currency translation adjustment of subsidiary	296	292

Lease Liability total	5,727	3,669

Current	2,132	680
Non-Current	3,595	2,989

Maturity analysis - contractual discounted cash flows

As of December 31, 2023

Less than one year	2,132
Year 2	1,806
Year 3	760
Year 4	261
Year 5	245
More than 5 years	523

Total contractual discounted cash flows	5,727

Accounting policy

At inception of a contract, the Company assesses whether a contract is, or contains, a lease by determining whether the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration, except for:

●	Leases of low value assets;
●	Leases with a duration of twelve months or less; and
●	Leases to explore for minerals, oil, natural gas, or similar non-regenerative resources.

A right-of-use “ROU” asset and lease liability is recognized at the lease commencement date.

The ROU asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred, less any lease incentives received. The ROU asset is subsequently depreciated using the straight-line method from the commencement date to the end of the lease term, including periods covered by an option to extend the lease if the Company is reasonably certain to exercise that option. In addition, the ROU asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability. The Company presents ROU assets within property, plant and equipment.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date. The lease payments are discounted using the implicit interest rate in the lease. Variable lease payments that do not depend on an index or rate are not included in the measurement of the lease liability. If the interest rate cannot be readily determined, the Company’s incremental interest rate of borrowing is used. The lease liability is subsequently measured at amortized cost using the effective interest method whereby the balance is increased by interest expense and decreased by lease payments. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Company’s estimate of the amount expected to be payable under a residual value guarantee, or if the Company changes its assessment of whether it will exercise a purchase, extension or termination option.